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                       HARRIS ASSOCIATES INVESTMENT TRUST

                          Supplement dated May 7, 2004
     to the Prospectus of The Oakmark Family of Funds dated January 31, 2004

                  CLOSING OF THE OAKMARK EQUITY AND INCOME FUND
            TO NEW INVESTOR PURCHASES THROUGH CERTAIN INTERMEDIARIES

     The following new language is inserted on page 40 of the prospectus in the "ELIGIBILITY TO BUY SHARES" section after the first full paragraph:

     "Effective at the close of business on May 7, 2004, The Oakmark Equity and Income Fund will close to new investors purchasing through a financial services company, such as a broker-dealer or bank, except as described below.

     IF YOU ARE CURRENTLY A SHAREHOLDER IN THE FUND (IN YOUR OWN NAME OR AS A BENEFICIAL OWNER OF SHARES HELD IN SOMEONE ELSE'S NAME), YOU MAY CONTINUE TO MAKE ADDITIONAL INVESTMENTS IN THAT FUND AND REINVEST YOUR DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

     YOU MAY OPEN A NEW ACCOUNT IN THE FUND IF:

   - You purchase shares directly from The Oakmark Family of Funds.
   - You purchase through an employee retirement plan whose records are maintained by a trust company or plan administrator.
   - You are transferring or "rolling over" into an IRA account of the Fund from an employee benefit/retirement plan through which you held shares of the Fund. If your plan doesn't qualify for rollovers, you may still open a new account with all or part of the proceeds of a distribution from the plan.
   - You purchase into an annuity account offered by a company that includes shares of the Fund as an investment alternative for such account.
   - You have an existing business relationship with the Adviser and, in the judgment of the Adviser, your investment in the Fund would not adversely affect the Adviser's ability to manage the Fund effectively.

     The Fund reserves the right to re-open to new investors or to modify the extent to which future sales of shares are limited."

                    CHANGING OF THE OAKMARK EQUITY AND INCOME
                            FUND INVESTMENT OBJECTIVE

     The Oakmark Equity and Income Fund will change its investment objective. Effective June 25, 2004, the sentence on page 15 of the prospectus under "INVESTMENT OBJECTIVE" section is deleted and replaced with:

     "Equity and Income Fund seeks income and preservation and growth of capital."

               OPENING OF THE OAKMARK GLOBAL FUND AND THE OAKMARK
               INTERNATIONAL FUND TO DIRECT SHAREHOLDER PURCHASES

     Effective at the close of business on May 7, the section on page 40 of the prospectus entitled "ELIGIBILITY TO BUY SHARES -- SELECT FUND, GLOBAL FUND, INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND" is amended by adding the following as the last bullet point in that section:

- "You may open an account in Global Fund or International Fund if you purchase shares directly from The Oakmark Family of Funds."